EXECUTION VERSION

Exhibit 10.3

THIRD MODIFICATION AGREEMENT

DATE: As of April 19, 2023

PARTIES: Borrower: Individually and collectively, EVO HOLDING COMPANY, LLC, a Delaware limited liability company (“EVO Holding Company”), RITTER TRANSPORT, INC., a Maryland corporation, JOHN W. RITTER TRUCKING, INC., a Maryland corporation, JOHMAR LEASING COMPANY, LLC, a Maryland limited liability company, and RITTER TRANSPORTATION SYSTEMS, INC., a Maryland corporation

Borrower 2075 West Pinnacle Peak Road, Suite 130

Address: Phoenix, AZ 85027

Bank: COMMERCE BANK OF ARIZONA, INC., an Arizona corporation

Bank 16435 North Scottsdale Road, Suite 140

Address: Scottsdale, AZ 85254

RECITALS:

A.
Bank has extended to Borrower a loan (the “Loan”) in the original principal amount of $17,033,000 pursuant to that certain Loan Agreement dated as of December 14, 2020 (the “Loan Agreement”), and evidenced by that certain Promissory Note dated December 14, 2020 (the “Note”). The unpaid principal balance of the Loan as of the date hereof is $17,435,206.43.
B.
The Loan is secured by, among other things, (i) that certain Security Agreement dated December 14, 2020 (the “Security Agreement”), by Borrower, as debtor, for the benefit of Bank, as secured party; (ii) that certain Deed of Trust and Fixture Filing (With Assignment of Rents and Security Agreement) dated February 26, 2021 (the “Maricopa County Deed of Trust”), by Environmental Alternative Fuels, LLC, a Delaware limited liability company (“EAF”), as trustor, for the benefit of Bank, as beneficiary, recorded on March 3, 2021, as Document No. 20210238822, Official Records of Maricopa County, Arizona; (iii) that certain

Deed of Trust and Fixture Filing (With Collateral Assignment of Rents and Security Agreement) dated February 26, 2021 (the “Bexar County Deed of Trust”), by EAF, as trustor, for the benefit of Bank, as beneficiary, recorded on March 3, 2021, as Document No. 20210054809, Official Public Records of Bexar County Clerk, Texas; (iv) that certain Deed of Trust and Fixture Filing (With Collateral Assignment of Rents and Security Agreement) dated February 26, 2021 (the “Tarrant County Deed of Trust”), by EAF, as trustor, for the benefit of Bank, as beneficiary, recorded on March 3, 2021, as Document No. D221056790, Official Records of Tarrant County, Texas; and (v) that certain Mortgage and Fixture Filing (With Assignment of Rents and Security Agreement) dated February 26, 2021 (the “Milwaukee County Mortgage”), by EAF, as mortgagor, for the benefit of Bank, as mortgagee, recorded on March 5, 2021, as Document No. 11086756, Official Records of Milwaukee County, Wisconsin (the agreements, documents, and instruments securing the Loan and the Note are referred to individually and collectively as the “Security Documents”).
C.
Borrower and Bank have previously modified the Loan Agreement and Note pursuant to the terms of that certain Modification Agreement dated as of December 22, 2020, and that certain Second Modification Agreement dated as of December 23, 2020 (collectively, the “Modification Agreement”). The Note, the Loan Agreement, the Security Documents, any environmental indemnity agreement, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loan, as modified by the Modification Agreement, are sometimes referred to individually and collectively as the “Loan Documents.”
D.
Borrower has requested that Bank modify the Loan and the Loan Documents as provided herein. Bank is willing to so modify the Loan and the Loan Documents, subject to the terms and conditions of this Third Modification Agreement (this “Agreement”). Except as otherwise provided in this Agreement, all terms defined in the Loan Documents shall have the same meaning when used in this Agreement. Such defined terms are denoted in the Loan Documents and in this Agreement by initial capital letters.

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AGREEMENT:

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank agree as follows:

1.
ACCURACY OF RECITALS.

Borrower acknowledges the accuracy of the Recitals.

2.
MODIFICATION OF LOAN DOCUMENTS.
2.1
The Loan Documents are hereby modified as follows:
2.1.1
The following definitions are hereby added to the Statement of Terms in the Loan Agreement:

“Cash Flow” is defined as (a) net income, after income tax, (b) less income or plus loss from discontinued operations (including unusual and infrequent items, agreed to at the sole discretion of the Bank), (c) plus depreciation, depletion, and amortization, (d) plus interest expense on all obligations, (e) minus dividends, withdrawals, and other distributions, and (f) plus non-cash expenses, for the 12-month period immediately preceding the Determination Date, as mutually agreed by Bank and Borrower.

“Debt Service Coverage Ratio” means the ratio of Cash Flow of Borrower to the Debt Service Amount. This ratio will be calculated as of each Determination Date, such calculation to be made within 45 days after the applicable Determination Date.

“Debt Service Amount” means, with respect to determination of the Debt Service Coverage Ratio, the projected payments of principal and interest on the Loan, any other indebtedness of Borrower, and finance leases of Borrower for the 12-month period following the Determination Date, as mutually agreed by Bank and Borrower.

“Determination Date” means the last day of each Fiscal Quarter, commencing on December 31, 2022.

2.1.2
Section 5.2.1(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

5.2.1 Financial Reports.

(a) Borrower Annual Report.

(i) Except to the extent waived by Main Street SPV, within 180 days after the end of each Fiscal Year of EVO Holding Company LLC, Johmar Leasing Company, LLC and Non-Borrower/Guarantor Grantor (collectively, the “Non-Ritter Entities”) copies of the balance sheet of the Non-Ritter Entities as

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of the end of each such Fiscal Year and statements of income and retained earnings and a statement of cash flow of the Non-Ritter Entities for such Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, which statements shall be the statements that were internally-prepared for the purposes of filing taxes.

(ii) Within 180 days after the end of Fiscal Year 2022, and within 90 days after the end of each Fiscal Year thereafter during the term of the Loan, copies of the combined balance sheet of John W. Ritter Trucking Inc., Ritter Transport Inc., Ritter Transportation Systems, Inc. (collectively, the “Ritter Entities”) as of the end of each such Fiscal Year and combined statements of income and retained earnings and a statement of cash flow of the Ritter Entities for such Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, which combined statements shall be reviewed by independent certified public accountants satisfactory to Bank. Such combined financial statements for Fiscal Year 2022 will only show the financial information for Fiscal Year 2022, and the combined financial statements for each Fiscal Year thereafter during the term of the Loan will set forth in comparative forms the figures for the preceding Fiscal Year of the Ritter Entities.

2.1.3
Section 5.20 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

5.20 Investments and Acquisitions.

(a) Borrowers will not, and will not permit any of their Subsidiaries to, make or suffer to exist any Investments (including, without limitation, loans and advances to, and other Investments in, Subsidiaries), or commitments therefor, or to create any Subsidiary or to become or remain a partner in any partnership or joint venture, or to make any acquisition of any Person, except (i) Cash Equivalent Investments, (ii) existing Investments in the Collateral and other Investments in existence on the date hereof and described in Schedule 5.20, (iii) Investments in the aggregate amount of no more than $1,000,000 that are intercompany loans (A) issued to Guarantor, any Borrower, or any of the direct or indirect wholly owned subsidiaries of Guarantor, (B) evidenced by unsecured promissory notes, and (C) at market terms, on an arms-length basis, and (iv) subject to Section 5.20(b) hereof, Investments that are intercompany loans issued by any Borrower to Guarantor, any other Borrower, or any of the direct or indirect wholly owned subsidiaries of Guarantor, but only if (x) no Unmatured Event of Default or Event of Default is continuing at the time such intercompany loan is made, and (y) the Debt Service Coverage Ratio, following such intercompany loan, is at least 1.20:1.00 (the “Required DSCR”) as of the most recent Determination Date.

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(b) The Debt Service Coverage Ratio shall be reasonably calculated by Borrower and will be subject to Bank’s reasonable approval. Borrower shall deliver to Bank a detailed calculation of the Cash Flow for each Fiscal Quarter in a form satisfactory to Bank, together with such supporting statements, information and documentation that Bank may request to verify the Borrower’s calculation of the Cash Flow. If Borrower fails to meet the Required DSCR (i) on the date an intercompany loan is made pursuant to Section 5.20(a)(iv) or (ii) at any Determination Date upon which amounts are outstanding under an intercompany loan pursuant to Section 5.20(a)(iv), the Borrower will have the right, within 15 days following the failure to meet the Required DSCR, to deposit an amount of cash (the “Cure Amount”) in a Bank-controlled cash collateral account maintained at Bank equal to (A) the amount of Cash Flow which, if used in the applicable Debt Service Coverage Ratio calculation, would have resulted in a Debt Service Coverage Ratio equal to the Required DSCR minus (B) the amount of Cash Flow actually used to calculate the Debt Service Coverage Ratio. Upon deposit of the Cure Amount, the Borrower will be deemed to be in compliance with the Required DSCR with respect to the applicable Determination Date and Borrower’s non-compliance will not be deemed an Event of Default. Provided that no Event of Default has occurred and is continuing, the Cure Amount will be released to Borrower within five days of Borrower’s written request, upon of the earliest to occur of (x) repayment of all amounts outstanding under any intercompany loan issued pursuant to Section 5.20(a)(iv), (y) two consecutive subsequent Debt Service Coverage Ratio calculations equal to or greater than the Required DSCR or (z) payment in full of the Obligations. Upon the occurrence of an Event of Default, or if Borrower fails to meet the Required DSCR with respect to the Determination Date for any Fiscal Quarter ending December 31, the Cure Amount (if any) may be applied by Bank to the outstanding principal balance of the Loan and, if, at such time, the Cure Amount is not sufficient to meet the Required DSCR, Borrower shall, within 10 days following written demand by Bank, either (1) cause the Guarantor (or its applicable subsidiary) to repay all intercompany loans made pursuant to Section 5.20(a)(iv), or (2) reduce the unpaid principal balance of the Loan by an amount sufficient to increase the Debt Service Coverage Ratio to at or above the Required DSCR.

2.2
Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein is materially incomplete, incorrect, or misleading as of the date hereof.
2.3
Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified herein.

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3.
RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.

The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

4.
BORROWER REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants to Bank:

4.1
No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing, except for any Unmatured Events of Default or Events of Default relating to the obligations described in Section 5.2 of the Loan Agreement.
4.2
There has been no material adverse change in the financial condition of Borrower from the most recent financial statement received by Bank.
4.3
Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty is true and correct as of such specific date), except for any representations and warranties of Borrower in the Loan Documents or Material Contracts that relate to (a) the delivery of financial statements by Guarantor or any of its Subsidiaries as described in Section 5.2 of the Loan Agreement or (b) delivery of notices of changes that have been publicly disclosed by Guarantor or any of its Subsidiaries and filed with the Securities and Exchange Commission and posted on the Electronic Data Gathering, Analysis and Retrieval system (EDGAR).
4.4
Borrower has no claims, counterclaims, defenses, or set‑offs with respect to the Loan or the Loan Documents as modified herein.
4.5
The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.
4.6
Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.
4.7
No default or event of default in respect of the Junior Obligations (as defined in the Subordination Agreement) or under the Subordination Agreement, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Subordination Agreement has occurred and is continuing, except those that relate to (a) the delivery of financial statements, compliance certificates or insurance reports of the Guarantor or any of its subsidiaries or (b) delivery of notices of changes that have been publicly disclosed by

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Guarantor or any of its Subsidiaries and filed with the Securities and Exchange Commission and posted on the Electronic Data Gathering, Analysis and Retrieval system (EDGAR).
4.8
The execution, delivery, and performance by Borrower of this Agreement will not conflict with or result in a violation of or a default under the Subordination Agreement. The execution, delivery, and performance by Borrower of this Agreement will not conflict with or result in a violation of or a default under any other subordination or intercreditor agreement entered into by any other lender with respect to a loan to any Borrower, and no authorization, approval or other action by, and no notice to, any other lender is required for the due execution, delivery and performance by each Borrower of this Agreement.
5.
BORROWER COVENANTS.

Borrower covenants with Bank:

5.1
Borrower shall execute, deliver, and provide to Bank such additional agreements, documents, and instruments as reasonably required by Bank to effectuate the intent of this Agreement.
5.2
Borrower fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity, that Borrower has or in the future may have, whether known or unknown, in respect of the Loan, the Loan Documents, or the actions or omissions of Bank in respect of the Loan or the Loan Documents arising from events occurring prior to the date of this Agreement.
5.3
Contemporaneously with the execution and delivery of this Agreement, Borrower has paid to Bank:
5.3.1
All principal and accrued and unpaid interest now due and payable under the Note and all amounts, other than interest and principal, now due and payable by Borrower under the Loan Documents as of the date hereof.
5.3.2
All of the internal and external costs and expenses incurred by Bank in connection with this Agreement (including, without limitation, inside and outside attorneys, appraisal, appraisal review, processing, title, filing, and recording costs, expenses, and fees).
6.
EXECUTION AND DELIVERY OF AGREEMENT BY BANK.

Bank shall not be bound by this Agreement until each of the following shall have occurred: (a) Bank has executed and delivered this Agreement, (b) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, and (c) each Guarantor of the Loan has executed and delivered to Bank a Consent and Agreement of Guarantor(s).

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7.
ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER.

The Loan Documents as modified herein contain the entire understanding and agreement of Borrower and Bank in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, and understandings. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by Bank and Borrower.

8.
BINDING EFFECT.

The Loan Documents as modified herein shall be binding upon, and inure to the benefit of, Borrower and Bank and their respective successors and assigns.

9.
GOVERNING LAW; JURISDICTION; JURY WAIVER.

Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified by this Agreement. Except as specifically amended by this Agreement, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed and this Agreement shall not be considered a novation. Sections 7, 8.9, and 8.10 of the Loan Agreement are hereby incorporated by reference, mutatis mutandis, as if each such Section was set forth in full herein.

10.
COUNTERPART EXECUTION.

This Agreement may be executed in one or more counterparts (and in electronic format, including .pdf), each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

[Signature Page Follows]

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DATED as of the date first above stated.

EVO HOLDING COMPANY, LLC, a Delaware limited liability company

By: /s/ Michael Bayles

Name: Michael Bayles

Title: Chief Executive Officer

RITTER TRANSPORT, INC., a Maryland corporation

By: /s/ Michael Bayles

Name: Michael Bayles

Title: Chief Executive Officer

JOHN W. RITTER TRUCKING, INC., a Maryland corporation

By: /s/ Michael Bayles

Name: Michael Bayles

Title: Chief Executive Officer

JOHMAR LEASING COMPANY, LLC, a Maryland limited liability company

By: /s/ Michael Bayles

Name: Michael Bayles

Title: Chief Executive Officer

RITTER TRANSPORTATION SYSTEMS, INC., a Maryland corporation

By: /s/ Michael Bayles

Name: Michael Bayles

Title: Chief Executive Officer

“BORROWER”

Signature Page to Modification Agreement

COMMERCE BANK OF ARIZONA, INC., an Arizona corporation

By: /s/ Dave Porter

Name: Dave Porter

Title: S.V.P.

“BANK”

Signature Page to Modification Agreement

EXECUTION VERSION

CONSENT AND AGREEMENT OF GUARANTOR

With respect to the Third Modification Agreement dated as of April 19, 2023 (the “Agreement”), between EVO HOLDING COMPANY, LLC, a Delaware limited liability company, RITTER TRANSPORT, INC., a Maryland corporation, JOHN W. RITTER TRUCKING, INC., a Maryland corporation, JOHMAR LEASING COMPANY, LLC, a Maryland limited liability company, and RITTER TRANSPORTATION SYSTEMS, INC., a Maryland corporation (individually and collectively, “Borrower”), and COMMERCE BANK OF ARIZONA, INC., an Arizona corporation (“Bank”), the undersigned ( “Guarantor”) agree for the benefit of Bank as follows:

1.
Guarantor acknowledges (a) receiving a copy of and reading the Agreement, (b) the accuracy of the Recitals in the Agreement, and (c) the effectiveness of that certain Continuing Guaranty of Payment dated as of December 14, 2020 (the “Guaranty”), by the undersigned for the benefit of Bank, as modified herein, and any other agreements, documents, or instruments securing or otherwise relating to the Guaranty, as modified herein. The Guaranty and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the “Guarantor Documents”. All capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the Agreement.
2.
Guarantor consents to the modification of the Loan Documents and all other matters in the Agreement.
3.
Guarantor fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or equity, that Guarantor has or in the future may have, whether known or unknown, in respect of the Loan, the Loan Documents, the Guarantor Documents, or the actions or omissions of Bank in respect of the Loan, the Loan Documents, or the Guarantor Documents arising from events occurring prior to the date hereof.
4.
Guarantor agrees that all references, if any, to the Note, the Loan Agreement, the Deed of Trust, the Security Documents, and the Loan Documents in the Guarantor Documents shall be deemed to refer to such agreements, documents, and instruments as modified by the Agreement.
5.
Guarantor reaffirms the Guarantor Documents and agrees that the Guarantor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantor (this “Consent”). Any property or rights to or interests in property granted as security in the Guarantor Documents shall remain as security for the Guaranty and the obligations of Guarantor in the Guaranty.
6.
Guarantor is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this

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Consent and to perform the Guarantor Documents as modified herein. The execution and delivery of this Consent and the performance of the Guarantor Documents as modified herein have been duly authorized by all requisite action by or on behalf of Guarantor. This Consent has been duly executed and delivered on behalf of Guarantor.
7.
Guarantor represents and warrants that the Loan Documents, as modified by the Agreement, and the Guarantor Documents, as modified by this Consent, are the legal, valid, and binding obligations of Borrower and the undersigned, respectively, enforceable in accordance with their terms against Borrower and the undersigned, respectively.
8.
Guarantor represents and warrants that Guarantor has no claims, counterclaims, defenses, or off sets with respect to the enforcement against Guarantor of the Guarantor Documents.
9.
Guarantor represents and warrants that there has been no material adverse change in the financial condition of any Guarantor from the most recent financial statement received by Bank.
10.
GOVERNING LAW; JURISDICTION. The Guarantor Documents shall be governed by the laws of the State of Arizona, without giving effect to conflict of laws principles. If, notwithstanding this Section 10, at any time the law of any jurisdiction other than the State of Arizona is determined to be applicable to the Guarantor Documents, then to the maximum extent permitted by law, Guarantor expressly waives any and all benefits of the law and rules of such jurisdiction that conflict with any provision of the Guarantor Documents.
11.
JURY WAIVER. GUARANTOR WAIVES, AND, BY ACCEPTING THIS CONSENT, BANK SHALL BE DEEMED TO WAIVE, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (A) UNDER THE GUARANTY OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR (B) ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THE GUARANTY, AND GUARANTOR AGREES, AND, BY ACCEPTING THE GUARANTY AND THIS CONSENT, BANK SHALL BE DEEMED TO AGREE, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
12.
Guarantor agrees that this Consent may be executed in one or more counterparts (and in electronic format, including .pdf), each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this Consent to physically form one document.

[Signature Page Follows]

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DATED as of the date of the Agreement.

EVO TRANSPORTATION & ENERGY SERVICES, INC., a Delaware corporation

By: /s/ Michael Bayles

Name: Michael Bayles

Title: Chief Executive Officer

Signature Page to Consent and Agreement of Guarantors